UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION

                             WASHINGTON,  DC  20549


                                    FORM  8-K

                                 CURRENT  REPORT

                  PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                       SECURITIES  EXCHANGE  ACT  OF  1934



   DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED):  NOVEMBER 16, 1998


                       NATIONSBANK AUTO OWNER TRUST 1996-A
                       -----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




     UNITED STATES
     OF AMERICA               333-03557-03               56-6486468
     ----------               ------------               ----------
     (STATE OR OTHER          (COMMISSION FILE          (IRS EMPLOYER
     JURISDICTION OF          NUMBER)                   IDENTIFICATION NO.)
     INCORPORATION


                       NATIONSBANK AUTO OWNER TRUST 1996-A
                               TRANSAMERICA SQUARE
                                  NC1-021-03-07
                             401 NORTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA  28255
                                 (704) 386-5000


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

    REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (704)  386-5000

ITEM  5.      OTHER  EVENTS
              -------------

          THE  REGISTRANT  HEREBY  INCORPORATES  BY  REFERENCE  THE  INFORMATION
          CONTAINED  IN  EXHIBIT  99 HERETO  IN  RESPONSE  TO  THIS  ITEM 5.


ITEM  7.     FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
             ---------------------------------------------------------
             EXHIBITS
             -------

(C)     EXHIBITS

99      MONTHLY  SERVICERS  CERTIFICATE  FOR  NATIONSBANK,  N.A.
        NATIONSBANK  AUTO  OWNER  TRUST  1996-A

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                       NATIONSBANK AUTO OWNER TRUST 1996-A
                       -----------------------------------
                                   (REGISTRANT)



DATED:  November 25, 1998          BY:  /S/  SUZANNE  W.  CASTLEBERRY
        -----------------               -----------------------------
                                   NAME:     SUZANNE  W.  CASTLEBERRY
                                   TITLE:    VICE  PRESIDENT
                                   NATIONSBANK,  N.A.
                                   (DULY  AUTHORIZED  OFFICER)

                                INDEX TO EXHIBITS
                                -----------------



EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99      MONTHLY  SERVICERS  CERTIFICATE  FOR  NATIONSBANK,  N.A.
        NATIONSBANK  AUTO  OWNER  TRUST  1996-A